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Exhibit 24.1



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



The Board of Directors
Dycam Inc.


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 8, 1996 appearing in the Annual Report on Form 10-KSB of Dycam Inc. for the year ended December 31, 1995 and to the reference to our firm under the heading "Experts" in the prospectus.



                                              CORBIN & WERTZ


Irvine, California
May 17, 1996

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